FIFTH THIRD FUNDS

                        SUPPLEMENT DATED JANUARY 23, 2003

  TO THE STOCK AND BOND MUTUAL FUNDS AND ASSET ALLOCATION FUNDS INSTITUTIONAL SHARES PROSPECTUS, THE STOCK AND BOND AND MONEY MARKET MUTUAL FUNDS ADVISOR
SHARES PROSPECTUS, AND THE STOCK AND BOND AND MONEY MARKE MUTUAL FUNDS AND ASSET
              ALLOCATION FUNDS CLASS A, B AND C SHARES PROSPECTUS,
                         EACH DATED NOVEMBER 30, 2002.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.

     In the "Additional Information About the Funds' Investments - Investment Practices" section, the Fifth Third Micro Cap Value Fund, the Fifth Third Multi Cap Value Fund, the Fifth Third Strategic Income Fund and the Fifth Third Worldwide Fund now may enter into when-issued and delayed-delivery transactions. When-issued and delayed-delivery transactions are purchases or contracts to purchase securities at a fixed price for delivery at a future date. Under normal market conditions, when-issued purchases and forward commitments will not exceed 20% of the value of a Fund's total assets. When-issued and delayed-delivery transactions are subject to the following risks: credit, leverage, liquidity and market.

CURRENT PORTFOLIO MANAGERS.

         Information regarding current portfolio managers appears below:

MICRO CAP VALUE FUND:  The co-portfolio managers are Denis J. Amato and
                       Michael M. Hays.*

MULTI CAP VALUE FUND:  The co-portfolio managers are Denis J. Amato and
                       Peter M. Klein.**

STRATEGIC INCOME FUND:  The co-portfolio managers are John B. Schmitz and
                        David L. Withrow.


* Michael M. Hays has been the co-portfolio manager of the FIFTH THIRD MICRO CAP VALUE FUND since January 2003. Mr. Hays is an Assistant Vice President and Senior Portfolio Manager for Fifth Third Asset Management Inc. Previously, he served as a portfolio manager for individual and institutional clients with Gelfand/Maxus Asset Management, which, prior to its merger with Fifth Third Asset Management Inc., was a subsidiary of Maxus Investment Group. Mr. Hays has nearly 25 years of experience as a portfolio manager and equity research analyst. Before joining Maxus in 1998, he had held executive positions with independent investment advisors and regional brokerage firms. Mr. Hays has served as Director of Equity Research for several firms and specializes in the research and selection of value-oriented equity securities. He received his BS in Business Administration from Illinois State University and an MBA in Finance from San Diego State University. Mr. Hays also holds the Chartered Financial Analyst designation and is a member of the Cleveland Society of Security Analysts.

** Peter M. Klein has been the co-portfolio manager of the FIFTH THIRD MULTI CAP VALUE FUND since January 2003. Mr. Klein is a Vice President and Senior Portfolio Manager for Fifth Third Bank Investment Advisors. He spent seven years as an individual and institutional portfolio manager and an equity analyst with Gelfand/Maxus Asset Management, which, prior to its merger with Fifth Third Asset Management Inc., was a subsidiary of Maxus Investment Group. He has over 23 years of experience managing personal, corporate, endowment, and Taft-Hartley portfolios. Mr. Klein received his undergraduate degree in Philosophy magna cum laude from John Carroll University and his MBA in Finance from Cleveland State University. He holds the Chartered Financial Analyst designation as well as a Series-7 General Securities Representative license. In addition, he has served as President and Program Chairman for the Cleveland Society of Security Analysts and is a member of the Association for Investment Management and Research.

                 SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.


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                                FIFTH THIRD FUNDS

                        SUPPLEMENT DATED JANUARY 23, 2003
                                     TO THE
     COMBINED STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 30, 2002.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.

     As a non-fundamental policy, the Fifth Third Micro Cap Value Fund, the Fifth Third Multi Cap Value Fund, the Fifth Third Strategic Income Fund and the Fifth Third Worldwide Fund now may enter into when-issued and delayed-delivery transactions. These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked-to-market daily and are maintained until the transaction has been settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their assets.

               SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.


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